Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of April 1, 2005 to the Credit Agreement and the Security Agreements referred to below, between MDC Partners Inc., a Canadian corporation (“MDC Partners”), Maxxcom Inc., an Ontario corporation (“Maxxcom Canada”), Maxxcom Inc., a Delaware corporation (“Maxxcom U.S.” and together with MDC Partners and Maxxcom Canada, the “Borrowers”), each of the entities identified under the caption “GUARANTORS” on the signature pages hereto (collectively, the “Guarantors”), each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as U.S. administrative agent for the Lenders (in such capacity, the “U.S. Administrative Agent”).

The Borrowers, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the U.S. Administrative Agent, JPMCB, as Collateral Agent (in such capacity, the “Collateral Agent”), and JPMCB, Toronto Branch, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent” and together with the U.S. Administrative Agent, the “Administrative Agents”) are parties to a Credit Agreement dated as of September 22, 2004 (as amended, the “Credit Agreement”).  The Borrowers, the “guarantors” and the “securing parties and guarantors” named therein and JPMorgan Chase Bank, N.A., as collateral agent are parties to a Guarantee and Security Agreement dated as of September 22, 2004 (as amended, the “Guarantee and Security Agreement”).  The Borrowers, the “securing parties” named therein and JPMorgan Chase Bank, N.A., as collateral agent are parties to a Canadian Security Agreement dated as of September 22, 2004 (as amended, the “Canadian Security Agreement” and, together with the Guarantee and Security Agreement, the “Security Agreements”).  The Borrowers, the Guarantors and the Required Lenders wish to amend the Credit Agreement and the Security Agreements in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Capitalized terms used in this Amendment No. 3 and not otherwise defined are used herein as defined in the Credit Agreement (as amended hereby).

Section 2.  Amendments.  Effective as provided in Section 5 hereof, the Credit Agreement shall be amended as follows:

2.01.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.  Section 1.01 of the Credit Agreement is hereby amended as follows:

A.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions (to the extent not already included in said Section 1.01) in the appropriate alphabetical locations and by amending the following definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of April 1, 2005.

“Amendment No. 3 Effective Date” means the date on which Amendment No. 3 became effective in accordance with its terms.

“Equity Issuance” means (a) any issuance or sale by any of the Borrowers or their Subsidiaries of any equity securities after the Effective Date or (b) the receipt by MDC Partners or any of its Subsidiaries after the Effective Date of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that the term “Equity Issuance” shall not include (i) any such issuance or sale by any Subsidiary of MDC Partners to MDC Partners or any wholly owned Subsidiary of MDC Partners or (y) any capital contribution by MDC Partners or any wholly owned Subsidiary of MDC Partners to any Subsidiary of MDC Partners.

“Increasing Lender” means any U.S. Revolving Credit Lender which has increased its U.S. Revolving Credit Commitment on the Amendment No. 3 Effective Date.

“Net Available Proceeds” means, in the case of any Equity Issuance, the aggregate amount of all cash received by the Borrowers and their Subsidiaries in respect of such Equity Issuance, net of reasonable expenses and customary fees and commissions incurred by the Borrowers and their Subsidiaries in connection with such Equity Issuance.

“U.S. Revolving Credit Commitment” means, as to each U.S. Revolving Credit Lender, the obligation of such U.S. Revolving Credit Lender to make U.S. Revolving Credit Advances, and to make or acquire participations in U.S. Swingline Advances and U.S. Letters of Credit hereunder (expressed as the maximum aggregate amount of such U.S. Revolving Credit Lender’s U.S. Revolving Credit Advances and participations in U.S. Swingline Advances and U.S. Letters of Credit), in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such U.S. Revolving Credit Lender on Schedule 1 hereto under the caption “U.S. Revolving Credit Commitment” or, in the case of a Person that becomes a U.S. Revolving Credit Lender pursuant to an assignment permitted under Section 11.06, as specified in the Register (as such U.S. Revolving Credit Commitment may be reduced or increased from time to time pursuant hereto).  The aggregate principal amount of the U.S. Revolving Credit Commitments is U.S. $140,000,000 as of the Amendment No. 3 Effective Date.

“U.S. Revolving Credit Commitment Reduction Date” shall mean the last Business Day of March, June, September and December in each year, commencing with June 30, 2005, through and including March 31, 2006.

“Zyman Acquisition” means the acquisition of the Capital Stock of the Zyman Group pursuant to the Zyman Acquisition Agreement.

“Zyman Acquisition Agreement” means that certain Membership Unit Purchase Agreement, dated as of April 1, 2005, by and between ZG Acquisition Co., MDC Partners, Zyman Group, Zyman Company, Inc., Sergio Zyman (only with respect to Section 7.3 thereof) and the management sellers signatory thereto.

“Zyman Group” means Zyman Group, LLC, a Delaware limited liability company.

B.  Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety: “Commitment Increase” and “Commitment Increase Date”.

2.03.  Section 2.04(a) of the Credit Agreement is hereby amended by deleting, in clause (i) of the third paragraph thereof, the amount “U.S. $5,000,000” and replacing it with “U.S. $7,500,000”.

2.04.  Section 2.07(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(a)  Mandatory Reduction.

(i)                                     Upon any Equity Issuance occurring on or prior to December 30, 2005, the U.S. Revolving Credit Commitment shall be automatically reduced by an amount equal to the Net Available Proceeds thereof.  In addition, the aggregate amount of the U.S. Revolving Credit Commitments shall be automatically reduced on each U.S. Revolving Credit Commitment Reduction Date set forth in column (A) below by an amount equal to (subject to the first sentence of subclause (ii) below) the amount set forth in column (B) below opposite such U.S. Revolving Credit Commitment Reduction Date:

(A)	(B)
U.S. Revolving Credit	U.S. Revolving Credit
Commitment Reduction	Commitments Reduced
Date Falling on or	by the Following
Nearest to:	Amounts:

June 30, 2005	25,000,000
September 30, 2005	5,000,000
December 31, 2005	10,000,000
March 31, 2006	10,000,000

Unless previously terminated, the Commitments of each Revolving Credit Lender shall be automatically reduced to zero at 5:00 p.m. (New York City time) on the Commitment Termination Date.

(ii)                                  The reduction in the aggregate amount of the U.S. Revolving Credit Commitments on any date resulting from any Equity Issuance shall be credited against the amount by which the aggregate U.S. Revolving Commitments would otherwise be reduced on each U.S. Revolving Credit Commitment Reduction Date pursuant to subclause (i) above in the following order: first, towards the next succeeding U.S. Revolving Credit Commitment Reduction Date, second, if applicable, towards the immediately following U.S. Revolving Credit Commitment Reduction Date, third, if applicable, towards the immediately following U.S. Revolving Credit Commitment Reduction Date and, fourth, if applicable, towards the final U.S. Revolving Credit Commitment Reduction Date.  Each reduction of the U.S. Revolving Commitment Reductions pursuant to this Section 2.07(a) shall be applied to the U.S. Revolving Credit Commitments of the U.S. Revolving Credit Lenders ratably in accordance with the respective amounts thereof; provided, that in no event shall the U.S. Revolving Credit Commitments be reduced below U.S. $90,000,000 pursuant to subclause (i) of this Section 2.07(a).”

2.05.  Section 2.07 of the Credit Agreement is hereby further amended by amending clause (c) therein to read in its entirety as follows:

“(c)                            Increase in Commitments on Amendment No. 3 Effective Date.  On the Amendment No. 3 Effective Date, and immediately prior to any Borrowing, in the event any U.S. Revolving Credit Advances are then outstanding, (i) each Increasing Lender shall make available to the U.S. Administrative Agent such amounts in immediately available funds as the U.S. Administrative Agent shall determine, for the benefit of the other relevant U.S. Revolving Credit

Lenders, as being required in order to cause, after giving effect to such increase and the application of such amounts to make payments to such other relevant U.S. Revolving Credit Lenders, the U.S. Revolving Credit Advances to be held ratably by all U.S. Revolving Credit Lenders in accordance with their respective U.S. Revolving Credit Commitments as of the Amendment No. 3 Effective Date, (ii) the applicable Borrowers shall be deemed to have prepaid and reborrowed all outstanding U.S. Revolving Credit Advances as of the Amendment No. 3 Effective Date (with such borrowing to consist of the Type of U.S. Revolving Credit Advances, with related Interest Periods if applicable, specified in a notice delivered by the applicable Borrowers in accordance with the requirements of Section 2.02) and (iii) the applicable Borrowers shall pay to the relevant U.S. Revolving Credit Lenders the amounts, if any, payable under Section 2.13 as a result of such prepayment.”

2.06.  Section 6.10 of the Credit Agreement is hereby amended by inserting a new sentence at the end thereof to read as follows:  “Notwithstanding anything herein to the contrary, the Borrowers may use the proceeds of the U.S. Revolving Credit Advances made as of the Amendment No. 3 Effective Date to finance the Zyman Acquisition and to pay fees and expenses payable in connection therewith.”

2.07.  Section 7.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (m) therein, (ii) adding new clause (n) therein to read in its entirety as follows and (iii) relettering the existing clause (n) therein to “(o)”:

“(n)  Liens securing Debt permitted under Section 7.05(k); and”

2.08                           Section 7.05 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (j) therein, (ii) adding new clause (k) therein to read in its entirety as follows and (iii) relettering the existing clause (k) therein to “(l)”:

“(k)  Debt of the Zyman Group or any of its Subsidiaries existing as of the Amendment No. 3 Effective Date and set forth on the supplement to Schedule 7 attached to Amendment No. 3 in an aggregate amount not exceeding U.S. $7,675,000, and extensions, renewals and refinancings of any such Debt that do not increase the outstanding maximum principal amount permitted to be incurred thereunder.”

2.09.  Section 7.06(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(i)  payments in respect of Deferred Purchase Obligations (including the acquisition by any Restricted Party of Capital Stock of a Restricted Party, an Immaterial Subsidiary or an Affiliate from a Minority Shareholder thereof), provided that the aggregate amount of all such Deferred Purchase Obligations shall not exceed U.S. $10,000,000 for any fiscal year, excluding the value of any Capital Stock issued as consideration for any such Deferred Purchase Price Obligation, but including the aggregate principal amount of any Debt assumed or acquired in connection therewith.”

2.10.  Section 7.06 of the Credit Agreement is hereby further amended by (i) deleting the word “and” at the end of clause (n) therein, (ii) adding new clause (o) to read in its entirety as follows and (iii) relettering the existing clause (o) therein to “(p)”:

“(o)  the Zyman Acquisition, provided that the aggregate consideration in respect of the Zyman Acquisition shall not exceed U.S. $78,000,000, including payments in respect of Deferred

Purchase Obligations and costs and expenses related to the Zyman Acquisition (provided that, notwithstanding anything herein to the contrary, (i) not more than U.S. $53,900,000 of such consideration shall be payable in cash at the time of the consummation thereof and (ii) not more than U.S. $12,500,000 shall represent Earnout Payments to be made in connection therewith).”

2.11.  Section 8.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“8.01  Total Debt Ratio.  MDC Partners will not permit the Total Debt Ratio as of the last day of any Test Period ending on or, as applicable, after the dates set forth below to exceed the ratio set forth opposite such Test Period:

Test Period Ending	Total Debt Ratio

December 31, 2004	3.25 to 1.00

March 31, 2005	3.50 to 1.00

June 30, 2005	3.10 to 1.00

September 30, 2005	2.50 to 1.00

December 31, 2005 and thereafter	2.50 to 1.00

2.12                           Section 8.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

“8.03  Fixed Charges Ratio.  MDC Partners will not permit the Fixed Charges Ratio as of the last day of any Test Period ending on or, as applicable, after the dates set forth below to be less than the ratio set forth opposite such Test Period:

Test Period Ending	Fixed Charges Ratio

December 31, 2004	0.40 to 1.00

March 31, 2005	0.00 to 1.00

June 30, 2005	0.75 to 1.00

September 30, 2005	1.10 to 1.00

December 31, 2005 and thereafter	1.25 to 1.00”

2.13                           Schedule 1 to the Credit Agreement shall be amended to read in its entirety as set forth on Schedule 1 hereto.

2.14                           Each of the Security Agreements is hereby amended by deleting the phrase “U.S. $100,000,000 (but subject to increase as provided in Section 2.07(c) thereof)” set forth in the second paragraph thereof, and inserting in lieu thereof the dollar amount “U.S. $150,000,000”.

Section 3.  Representations and Warranties.  Each Borrower represents and warrants (as to itself and each of its Subsidiaries) to the Agents and Lenders that (a) the representations and warranties set forth in Article V of the Credit Agreement and in each of the other Loan Documents are complete and correct on the Amendment No. 3 Effective Date as if made on and as of such date and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 3 and (b) no Default shall have occurred and be continuing.

Section 4.  Confirmation of Security Documents.  Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations as a guarantor under Article III of the Credit Agreement as amended hereby.  By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents as amended hereby to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents as amended hereby are complete and correct on the Amendment No. 3 Effective Date as if made on and as of such date and confirms that all references in such Security Documents as amended hereby to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 5.  Conditions Precedent to Effectiveness.  The amendments set forth in Section 2 hereof shall become effective on the date (which shall occur no later than May 31, 2005) upon which each of the following conditions is satisfied:

(a)  Amendment No. 3.  The U.S. Administrative Agent shall have received one or more counterparts of this Amendment No. 3 duly executed and delivered by each of the Obligors and the Required Lenders.

(b)  Fees.  MDC Partners shall have paid to the U.S. Administrative Agent (i) for the account of each Lender which has increased its Commitment under this Amendment No. 3, an upfront fee equal to 1.00% of the amount of the additional Commitment of such Lender.

(c)  Legal Opinion.  The U.S. Administrative Agent hall have received one or more favorable written opinions (addressed to the Agents and the Lenders) and dated as of the Amendment No. 3 Effective Date of Simpson Thacher & Bartlett LLP, counsel to the Obligors, and such other counsel to the Obligors satisfactory to the U.S. Administrative Agent relating to the Obligors, this Amendment No. 3 and the Credit Agreement as amended hereby, in form and substance reasonably satisfactory to the U.S. Administrative Agent.

(d)  Corporate Authorization.  The U.S. Administrative Agent shall have received such documents and certificates as the U.S. Administrative Agent or its counsel may reasonably request relating to the authorization of and any other legal matters relating to the Obligors, this Amendment No. 3, the transactions contemplated hereby and the Credit Agreement as amended hereby, all in form and substance reasonably satisfactory to the U.S. Administrative Agent and its counsel.

(e)  No Default, etc.  The Administrative Agent shall have received a certificate of a Responsible Officer of MDC Partners to the effect set forth in Section 3 hereof.

(f)  Zyman Acquisition.  (i) The Zyman Acquisition shall have been consummated substantially concurrent with the effectiveness of this Amendment No. 3; (ii) MDC Partners shall have complied with Section 6.11 of the Credit Agreement with respect to the Zyman Group and its Subsidiaries (except that such entities shall have 90 days after the Amendment No. 3 Effective Date to become a participant in the Cash Management Program (the failure of which shall constitute an Event of Default)); (iii) the U.S. Administrative Agent shall have received certified copies of the charter, by-laws or other organizational documents of the Zyman Group and the Zyman Acquisition Agreement; and (iv) the U.S. Administrative Agent shall have received evidence that all of the Debt (other than two letters of credit with an aggregate face amount not in excess of U.S. $1,400,000) outstanding under the Credit Agreement dated as of November 8, 2004 between Zyman Group, LLC, a Nevada limited liability company and Wachovia Bank, National Association and all other amounts due and payable thereunder, shall have been paid in full, that all commitments of the lenders thereunder shall have permanently terminated, and that all guarantees and security interests relating thereto shall have released or discharged (or arrangements for the same shall have been made to the satisfaction of the U.S. Administrative Agent).

(g)                                 Other Documents.  The U.S. Administrative Agent shall have received such other documents as the U.S. Administrative Agent or any Lender may reasonably request.

Section 6.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart.  This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

MDC PARTNERS INC.

By:	/s/ Steven Berns
Name: Steven Berns
Title: Authorized Signatory

By:	/s/ Walter Campbell
Name: Walter Campbell
Title: Authorized Signatory

MAXXCOM INC., an Ontario corporation

By:	/s/ Steven Berns
Name: Steven Berns
Title: Authorized Signatory

By:	/s/ Walter Campbell
Name: Walter Campbell
Title: Authorized Signatory

MAXXCOM INC., a Delaware corporation

By:	/s/ Steven Berns
Name: Steven Berns
Title: Authorized Signatory

By:	/s/ Walter Campbell
Name: Walter Campbell
Title: Authorized Signatory

GUARANTORS

Signed sealed and delivered by the attorney of Placard Pty Ltd ACN 074 646 343 under power of attorney and who has received no notice of the revocation of the power, in the presence of:

/s/ Steven Berns	/s/ Walter Campbell
Signature of witness	Signature of attorney

Name of witness: Steven Berns	Name of attorney: Walter Campbell

1208075 ONTARIO LIMITED
1220777 ONTARIO LIMITED
1385544 ONTARIO LIMITED
2026646 ONTARIO LIMITED
656712 ONTARIO LIMITED
AMBROSE CARR LINTON CARROLL INC.
ASHTON POTTER CANADA INC.
ASHTON-POTTER CANADA LTD.
BRUCE MAU DESIGN INC.
BRUCE MAU HOLDINGS LTD.
CAMPBELL + PARTNERS COMMUNICATIONS LTD.
COMPUTER COMPOSITION OF CANADA INC.
HENDERSON BAS
MAXXCOM (NOVA SCOTIA) CORP.
MAXXCOM INTERACTIVE INC.
METACA CORPORATION
STUDIOTYPE INC.
TREE CITY INC.

By:	/s/ Steven Berns
Name: Steven Berns
Title: Authorized Signatory

By:	/s/ Walter Campbell
Name: Walter Campbell
Title: Authorized Signatory

ACCENT ACQUISITION CO.
ACCENT INTERNATIONAL, INC.
ACCENT MARKETING SERVICES, L.L.C.
ASHTON-POTTER (USA) LTD.
BRATSKEIR & COMPANY, INC.
CHINNICI DIRECT, INC.
CMS U.S. HOLDCO, INC.
COLLE & MCVOY, INC.
CPB ACQUISITION INC.
CRISPIN PORTER & BOGUSKY LLC
DOTGLU LLC
FLETCHER MARTIN EWING LLC
FMA ACQUISITION CO.
HELLO ACQUISITION INC.
KBP HOLDINGS LLC
KIRSHENBAUM BOND & PARTNERS LLC
KIRSHENBAUM BOND & PARTNERS WEST LLC
LAFAYETTE PRODUCTIONS LLC
MACKENZIE MARKETING, INC.
MARGEOTES/FERTITTA + PARTNERS LLC
MAXXCOM (USA) FINANCE COMPANY
MAXXCOM (USA) HOLDINGS INC.
MDC USA HOLDINGS INC.
MDC/KBP ACQUISITION INC.
MF+P ACQUISITION CO.
MONO ADVERTISING, LLC
PRO-IMAGE CORPORATION
SABLE ADVERTISING SYSTEMS, INC.
SMI ACQUISITION CO.
SOURCE MARKETING LLC
TARGETCOM LLC
VITROROBERTSON LLC

By:	/s/ Steven Berns
Name: Steven Berns
Title: Authorized Signatory

By:	/s/ Walter Campbell
Name: Walter Campbell
Title: Authorized Signatory

ZG ACQUISITION INC.
ZYMAN GROUP, LLC

By:	/s/ Steven Berns
Name: Steven Berns
Title: Authorized Signatory

By:	/s/ Walter Campbell
Name: Walter Campbell
Title: Authorized Signatory

LENDERS

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

JPMORGAN CHASE BANK, TORONTO BRANCH

By:
Name:
Title:

BANK OF MONTREAL (CHICAGO BRANCH)

By:
Name:
Title:

BANK OF MONTREAL

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

By:
Name:
Title:

TORONTO DOMINION (TEXAS) INC.

By:
Name:
Title:

THE TORONTO-DOMINION BANK

By:
Name:
Title:

CIBC INC.

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
Title:

By:
Name:
Title